Exhibit 10.24

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

AMENDMENT NO. 1 TO THE

PURCHASE AND SALE AGREEMENT

This Amendment No. 1 to the Purchase and Sale Agreement (this “Amendment”) is dated as of November 3, 2014 (the “Amendment Effective Date”) by and between Novo A/S, a company organized under the laws of Denmark with offices at Tuborg Havnevej 19, DK-2900 Hellerup, Denmark (“Novo”), and Ophthotech Corporation, a Delaware corporation with offices at One Penn Plaza, Suite 1924, New York, New York 10119 (“Ophthotech”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase and Sale Agreement (the “Agreement”) made effective as of May 23, 2013 (the “Agreement Effective Date”) by and between Novo and Ophthotech. All references to Sections in this Amendment refer to Sections of the Agreement.

WHEREAS, on the Agreement Effective Date, Novo and Ophthotech entered into the Agreement pursuant to which Novo agreed to provide funding to Ophthotech to support further development of Ophthotech’s clinical candidate Fovista® in exchange for royalties on future sales of Fovista; and

WHEREAS, the Parties hereto desire to amend the Agreement as set forth herein,

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.                                      Amendment to Agreement.  The reference to “[**]” in the definition of “Third Closing Trigger” set forth on Exhibit A to the Agreement is deleted and “[**]” is hereby inserted in lieu thereof.

2.                                      Miscellaneous.  The Parties hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the Parties hereto.  Without limiting the foregoing, Section 9.10 of the Agreement (Governing Law; Submission to Jurisdiction; Waiver of Jury Trial) shall apply to this Amendment.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duty authorized representatives.

OPHTHOTECH CORPORATION		NOVO A/S

By:	/s/ David Guyer	By:	/s/ E. Kolding
Name: David Guyer		Name: Eiving Kolding
Title: CEO		Title: Chief Executive Office

NOVO A/S

		By:	/s/ Thorkil K. Christensen
Name: Thorkil K. Christensen
Title: Chief Financial Officer